VALIC COMPANY I
Supplement to the Prospectus dated October 1, 2009
General. Effective January 1, 2010, all references in the Prospectus to AIG Global Investment Corp. are changed to PineBridge Investments, LLC (“PineBridge”).
Core Value Fund. At the meeting on January 25-26, 2010, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved the termination of American Century Investment Management, Inc. as the sub-adviser to the Core Value Fund (the “Fund”) and approved the appointment of BlackRock Investment Management, LLC (“BlackRock”) and SunAmerica Asset Management Corp. (“SAAMCo”) as co-sub-advisers to the Fund. The Board approved an amendment to the existing investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and BlackRock (the “BlackRock Sub-advisory Agreement”). The Board also approved an amendment to the investment sub-advisory agreement between VALIC and SAAMCo (the “SAAMCo Sub-advisory Agreement”), which will become effective if approved by shareholders of the Fund. Furthermore, the Board approved an amendment to the investment advisory agreement between VALIC and VC I, which will reduce the advisory fee payable to VALIC by the Fund and which will become effective upon the change of sub-advisers.
Shareholders of record of the Fund as of March 19, 2010 are scheduled to vote on the proposed SAAMCo Sub-advisory Agreement at a special meeting of shareholders to be held on or about June 4, 2010. Before the meeting, shareholders of the Fund will receive a proxy statement containing information about the proposed SAAMCo Sub-advisory Agreement and information regarding the Fund. If approved by shareholders, the SAAMCo Sub-advisory Agreement with respect to the Fund would become effective upon the open of business on June 7, 2010.
With respect to the BlackRock Sub-advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the shareholders of the Fund. The effective date of the BlackRock Sub-advisory Agreement will coincide with the effective date of the SAAMCo Sub-advisory Agreement, if such agreement is approved by shareholders of the Fund.
Inflation Protected Fund. In the section titled “About VC I’s Management — Investment Sub-Advisers — PineBridge Investments, LLC,” effective January 1, 2010, Amit Agrawal, Senior Portfolio Manager, was added as a portfolio manager of the Inflation Protected Fund (the “Fund”). Mr. Agrawal, Managing Director and Senior Portfolio Manager, joined PineBridge in 2002. He is currently responsible for managing CDOs, total return and long/short credit portfolios, and preferred stock portfolios. Robert Vanden Assem will continue to serve as a portfolio manager of the Fund.
Date: January 27, 2010